Annual Stockholders’ Meeting Thursday, May 28, 2009 Jim Keyes, Chairman and CEO Exhibit 99.1

Disclosure Regarding Forward-Looking Information
Managements’ comments and this presentation contain “forward-looking statements” within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may also be included from time-to-time in our other public filings, press releases, our website and oral and written presentations by management.  Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,”
“estimates,” “projects,” “predicts,” “targets,” “seeks,” “could,” “intends,” “foresees” or the negative of such terms or other variations on such terms or comparable terminology.  Similarly, statements in this release under the heading “2009 Outlook”
and statements that describe our strategies, initiatives, objectives, plans or goals are forward-looking. These forward-looking statements are based on management’s current intent, belief, expectations, estimates and projections.  These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict.  Therefore, actual results may vary materially from what is expressed in or indicated by the forward-looking statements. The risk factors set forth under “Item 1A. Risk Factors” in our Annual Reports on Form 10-K and other matters discussed from time to time in our filings with the Securities and Exchange Commission, including the “Disclosure Regarding
Forward-Looking Information” and “Risk Factors” sections of our Quarterly Reports on Form 10-Q, among others, could affect future results, causing these results to differ materially from those expressed in our forward-looking statements.  Currently, the risks and uncertainties that may most directly impact our future results include (i) whether, despite the amended credit facility having been funded on the terms contemplated, we will have sufficient liquidity to finance the ongoing obligations of our business; and (ii) whether we will be able to otherwise improve our liquidity position by managing cash and cutting expenses.
In the event that the risks disclosed in our public filings and those discussed above cause results to differ materially from those expressed in our forward-looking statements, our business, financial condition, results of operations or liquidity could be materially adversely affected and investors in our securities could lose part or all of their investments.  Accordingly, our investors are cautioned not to place undue reliance on these forward-looking statements because, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. Further, the forward-looking statements included in managements’
comments, this presentation and those included from time-to-time in our public filings, press releases and on our website are only made as of the respective dates thereof.  We undertake no obligation to update publicly any forward-looking statement in managements’ comments, in this presentation or in other documents, our website or oral statements for any reason, even if new information becomes available or other events occur in the future.
Managements’ comments and this presentation include both GAAP and non-GAAP measures. Reconciliations of adjusted results and other non-GAAP financial measures are shown in the tables following this presentation and within the Company’s filings with the SEC, including its 10-Q filed on May 15, 2009 and 10-K filed on March 19, 2009.

3
2008 Accomplishments
We continued to transform Blockbuster from video store chain to a multi-channel provider of media entertainment, offering our customers convenience and flexibility

Adjustments in 2008 of $12M for severance, lease termination and due diligence cost
2
BBI’s guidance for adjusted EBITDA was $300M to $315M
Domestic retail comps +37.4%
Launched games in all stores
Introduced new products
Enhanced 600 stores
Tested Rock the Block concepts
Domestic rental comps +1.2%
Strongest comp increase in over 8 years
Improved studio relationships
Improved in-stock availability
Introduced Blu-ray
Strategic alliance for vending
Turned Blockbuster By-mail into a profitable
and stable business
Successful integration of Movielink into
Blockbuster.com
+
Grow Core Rental
Enhance Retail
Develop Digital
Reduction of $100M in G&A
expense
Initiated outsourcing contracts in
IT and CRM
Initiated broad program of lease
negotiations
Cost Reduction
~75% increase in adjusted
EBITDA from $180M to $319M
Both domestic TNR (+6.4%) and
NRR (+1.2%) comps were positive
Exceeded street EBITDA
guidance
Improved Results

The Old Blockbuster
The New Blockbuster
Increased Unit Availability
In 2008, Blockbuster improved unit availability of rental product, which enabled us to re-engaged our customers and drastically improve satisfaction

Releases
MOVIES
MOVIES
MOVIES
Blu-ray Disc

Blu-ray Disc

5 Became a Blu-ray Destination We also established our presence as a Blu-ray destination, offering demonstration kiosks, hardware, and a broad software assortment while maintaining prices

Enhanced Retail Merchandising
Additionally, we expanded our entertainment offering to include new products from well-known brands that leveraged our visibility, knowledgeable customer service representatives and convenient store locations

Wii
PLAYSTATION 3
XBOX 360

Rental • Retail • Accessories • Hardware

Improved Games Experience and Product Assortment
Assisting our core customers as they move into casual games remains a significant opportunity for both
Blockbuster and game vendors; in 2008 we expanded our retail presence to include games and increased our hardware and software offering, while leveraging higher visibility by strategically placing them on the new release wall and selling additional complementary accessories

BLOCKBUSTER
MEDIA
MOVIES • GAMES • ELECTRONICS
MOVIES • GAMES • ELECTRONICS

8 Revived Store Environment Redefining the Blockbuster experience is important to satisfying our customers – now and into the future

GAMES

ELECTRONICS
ELECTRONICS

eat, drink, enjoy...
Coca-Cola

MAIN ATTRACTION
MOVIES

9 Rock The Block: Concepts

Better Blockbuster ROI
(estimated investment $30 - 50K)
Rock the Block ROI
(excluding Beverage Bar)
(estimated investment $50 - 100K)
Illustrative - Store Enhancement ROI
Ordinary cost of Capital
Current cost of Capital
In 2008 we enhanced approximately 600 domestic stores; in the current capital constrained environment we continue to preserve event ticketing, POS servers and store maintenance as well as refine RTB stores where capital has been invested

Total Revenues
Rental Revenues
Domestic Same-Store Sales¹
Q1 08 Q4 07 Q3 07 Q2 07 Q1 07 Q2 08 Q3 08
(6.3%)
(11.8%)
(9.3%)
(0.9%)
2.9%
14.2%
(4.7%)
(11.9%)
(9.9%)
(5.7%)
0.0%
8.4%
5.1%
(0.4%)
Q4 08
(2.7%)
4.4%
2
1
This slide represents the Company’s Comp trend.
2
Does not include PRP (Previously Rented Product); Does not include online
1

$180
With modest leverage of approximately 2.8x debt to EBITDA, year-over-year adjusted EBITDA
(A)
improvement of 77%, strategic partnerships, a competitive multi-channel distribution offering, and a successful business transformation well under way, we believe our equity is under-valued and under-
represented on the Street
(A)
Adjusted EBITDA excludes the stock-based compensation expenses, costs associated with lease terminations and severance
Adjusted EBITDA ($Millions)
Stock Price ($Dollars)
Adjusted EBITDA
(A)
Fiscal Year-Over-Year
77%
$0
$50
$100
$150
$200
$250
$300
$350
2007 2008
$0
$1
$2
$3
$4
$5
$6
$180
$319

2009 Strategic Initiatives
Blockbuster continues to execute its strategic plan, while reducing costs and maximizing cash flow
+
In-stock availability
–
New terms & pricing
–
New studio and vendor terms /
partnerships
Expanded product offering:
Blockbuster Premieres
Diversification: event ticketing and
consigned products
Stores
Games by-mail offering
Same price Blu-Ray
By-Mail
Market entry in 2009
Add retail and games
Pilot digital download
Vending
Further reduce SG&A by over
$200mm
(A)
Continue to pursue
outsourcing contracts
Pursue aggressive lease cost
reductions
Liquidity enhancements
Financial Initiatives
Adjusted EBITDA guidance
of $305mm-$325mm
(B)
Reduce total debt
Improved Results
(A)
Excludes negative impacts of foreign currency exchange and inflation.
(B)
Adjusted EBITDA excludes the stock-based compensation expenses, costs associated with lease terminations, severance and an adjustment for game inventory obsolescence and the favorable settlement of future liabilities
Digital
Strategic alliances (CE device
manufacturers and infrastructure)

“Choose Your Terms”
We also aim to deliver a compelling value proposition through ‘CYT’ rental that provides consumers with the choice, flexibility and control, while driving store traffic and increasing revenues

TOP★20
THE MOST RENTED MOVIES OF THE WEEK
TOP★20
THE MOST RENTED MOVIES OF THE WEEK
DEBUTING THIS WEEK
DEBUTING THIS WEEK
SNEAK PREVIEW OF NEXT WEEK
EMPLOYEE PICKS

BLOCKBUSTER
premieres
SEE IT HERE FIRST!

MONOPOLY
MONOPOLY
MONOPOLY
G.I.JOE
MONOPOLY
STAR TREK

Blockbuster will continue to deliver holistic improvements to the overall store experience with minimal capital expense by leveraging current Company resources and consigned model; as a result, customers will find it easier to make product selections through the use of merchandising stories that deliver impactful, relevant and trusted options
Improve Shopping Environment and Product Mix

Advertising Campaign: “Escape-In”
Where do you turn for an entertainment escape? Whether in-store, by-mail, vending, online or at home,
Blockbuster offers thousands of movies and games that help you “Escape-In”

Vending: Blockbuster Express
Capacity for up to approximately 1000 discs,
providing larger selection including catalog
titles
17” high resolution touch screen interface with
robust search capabilities
Ability to return rentals to any Blockbuster
Express
Small footprint for indoor and outdoor
placement; targeting traditional and non-
traditional geographic locations
Upgradeable to accommodate digital content
downloading

More Convenient Locations
Convenient Convenient
neighborhood store neighborhood store
with CE, content, with CE, content,
and service and service
3,000 - 5,000 sq. ft.
Small footprint, new
release-centric,
small products
assortment
1,000 – 2,000 sq. ft.
Convenient, trusted Convenient, trusted
source for fast, source for fast,
reliable service reliable service
15 - 20 sq. ft.
Internet Reservation Internet Reservation
Technology Services Technology Services
We can deliver a uniform value proposition across multiple retail channels, whether a traditional Blockbuster store, a smaller footprint urban store or a vending machine at a neighborhood convenience or drug store;
the tie that binds is the Blockbuster experience: the same look and feel, the same value propositions and the same reliable service that provides convenience, availability, selection and price
Small Box
Urban
Vending /
Kiosk

BLOCKBUSTER

Get movies delivered
to your mailbox
TRY IT FREE

BLOCKBUSTER

Develop ‘Beyond the Box’ Delivery Channels
Blockbuster will continue to improve its digital distribution capabilities, from digital kiosk deployment to at-
home solutions, in order to provide “whenever, wherever” solutions to customers
Digital Kiosk Digital Kiosk
Portable Device Portable Device
At-Home
Computer Computer

…Anywhere …Any Way
In-Store By-Mail
Vending/
Kiosk
Online At-Home
Rent
Buy
Subscribe
Why We Win
Our competitive edge is that we provide convenient access to media entertainment across all platforms and channels, providing our customers with the flexibility and control they require

1Q 2009 Financial Review Thursday, May 28, 2009 Tom Casey, EVP and CFO

Q1'08 Q1'09 % Increase /
Actual Actual (Decrease)
Labor
229 $            183 $            (19.9%)
Occupancy
216 $            193 $            (10.5%)
Above-Store 88 $              64 $              (27.1%)
Other G&A
69 $              53 $              (22.9%)
Total SG&A, pre-Mktg. 601 $            493 $            (17.9%)
YOY Increase / (Decrease) (108) $
Marketing 31 $              12 $              (61.3%)
Total SG&A
632 $            505 $            (20.0%)
YOY Increase / (Decrease) (127) $
Continued Reduction of SG&A
The Company continues to execute according to plan and is on track to reduce SG&A by over $200Mn
(A)
in
fiscal 2009
(A) Excludes impacts of foreign currency exchange and inflation

Capital Structure
(as of April 5, 2009)
Blockbuster’s modest leverage ratio is 2.7x debt to EBITDA
($ in millions) 4/5/2009 % of Cap 2009 EBITDA Interest rate Maturity
Cash and equivalents $107.0
Revolver $205.0 18.3% 0.6x L + 3.25% 8/20/2009
Term loan A facility 10.0 0.9% 0.0x L + 3.25% 8/20/2009
Term loan B facility 333.7 29.8% 1.0x L + 3.50% 8/20/2011
Total bank debt $548.7 49.0% 1.7x
9.00% Senior sub notes 300.0 26.8% 0.9x 9.00% 9/1/2012
Capital leases 32.5 2.9% 0.1x Various
Total debt $881.2 78.6% 2.7x
Convertible preferred equity 150.0 13.4% 7.50% Dividend Perpetual
Book equity - common 89.4 8.0%
Total equity $239.4 21.4%
Total capitalization $1,120.6 100.0%

Funding Activity
(since April 5, 2009)
Cash and cash equivalents as of April 5, 2009 107.0 $
Proceeds from Canadian ABL (A) 21.4 $
Proceeds from Amended Revolver (B) 250.0
Pay pre-amendment revolver balance (205.0)
Pay fees on amended credit facility (24.3)
Net proceeds from funding 42.1
Proceeds from games inventory sale 16.4
Cash used to collateralize letters of credit (C) (118.3)
Net cash outflow from transactions (101.9)
Pro-Forma cash as of May 12, 2009 (D) (E) 47.2 $
(A) Converted to US Dollars based on the May 11, 2009 exchange rate
(B) As of May 12, 2009
(C) Includes reduction in letters of credit, including settlement of litigation bond
(D) April 5 cash balance less cash outflow from transactions
(E) Does not include cash generated by the business in the month leading up to funding

Capital Structure Post Funding
($ in millions)
5/12/2009 % of Cap 2009 EBITDA Interest rate Maturity
Pro-Forma Cash Balance (A) $47.2
Revolver (B) $250.0 21.5% 0.8x L + 10.00% (F) 9/30/2010
Canadian ABL (C) $21.4 1.8% 0.1x 18.00% 9/30/2010
Term loan A facility (D) 8.7 0.7% 0.0x L + 3.50% 8/20/2009
Term loan B facility (D) 309.9 26.7% 0.9x L + 3.75% 8/20/2011
   Total bank debt $590.0 50.8% 1.8x
9.00% Senior sub notes 300.0 25.8% 0.9x 9.00% 9/1/2012
Capital leases (E) 32.5 2.8% 0.1x Various
   Total debt $922.5 79.4% 2.8x
Convertible preferred equity 150.0 12.9% 7.50% Dividend Perpetual
Book equity - common (E) 89.4 7.7%
   Total equity $239.4 20.6%
   Total capitalization $1,161.9 100.0%
(A) April 5 cash balance less cash outflow from transactions
(B) Amended and Extended Revolver as of May 12, 2009
(C) Canadian ABL reported in U.S. Dollars
(D) Balances as of May 12, 2009 reflect amortization payments during 2Q09 with cash from operations
(E) As of April 5, 2009
(F) LIBOR for the amended revolver has a floor of 3.50%

Maximize Cash Flow and Liquidity
Blockbuster’s costs are variable and controllable, allowing the Company to maximize cash flow
Capital
Expenditures
Working
Capital
Consistent with developing presence in retail, Blockbuster added retail inventory in 2008
The company has budgeted less working capital investments in 2009, with the exception of normal seasonal holiday builds
Reduction in merchandise inventory and more efficient allocation will drive the improvement in net working capital
2009 roll-out of new pricing structure, “Choose Your Terms”, will lead to an inventory reduction in rental product
Cap Ex will be maintenance level of $30Mn in 2009, representing a reduction of over $80Mn compared to fiscal 2008
Preserves investment in POS servers, event ticketing, kiosks and nominal store maintenance
Defers major store remodels (e.g. “Rock the Block”)
Continued SG&A reductions in 2009; over $200Mn for the full year, excluding impacts of foreign currency exchange and inflation
Selective store closures
Aggressive lease cost savings
Outsourcing initiatives
Further
Reduce
SG&A

$21M
Liquidity Enhancements
Description
Benefit
International
asset sales
Sale of Int’l assets
Store closures
Closure of less profitable stores
Canadian ABL
Term Loan
LC reduction
$10M
Settlement of underlying litigation
Blockbuster has recently enhanced liquidity, with additional opportunities planned
Asset-Based Loan to support Canadian
operations (U.S. Dollars)
Viacom LC
Reduction
Reduction in Viacom LC
Excess Inventory
Reduction
$16M
Sale of excess retail games software, hardware
and accessories
Completed
Planned in 2009
Description Benefit
Over $25M
Over $25M
Over $100M

28 Thank You!

Reconciliation of Net Income to Adjusted EBITDA ($in Millions)
Fiscal Quarter Ended
April 5, 2009 April 6, 2008
Reconciliation of adjusted net income (loss):
Income (loss) from continuing operations 27.7 $                    45.7 $
Adjustments to reconcile income (loss) from continuing operations to adjusted net income (loss):
Store closure costs including lease terminations   (recurring) 3.4                         2.8
Severance costs   (non-recurring) 1.1                         -
Game inventory obsolesence adjustment (non-recurring) 16.7                       -
Settlement of future liability (non-recurring) (7.6)                        -
Adjusted net income (loss) 41.3                       48.5
Preferred stock dividends (2.8)                        (2.8)
Adjusted net income (loss) applicable to common stockholders
38.5 $                    45.7 $
Adjusted net income (loss) per common share  - diluted
0.19 $                    0.21 $
Reconciliation of adjusted operating income (loss):
Operating income (loss) 50.1 $                    70.2 $
Adjustments to reconcile operating income (loss) to adjusted operating income (loss):
Store closure costs including lease terminations   (recurring) 3.4                         2.8
Severance costs (non-recurring) 1.1                         -
Game inventory obsolesence adjustment (non-recurring) 16.7                       -
Settlement of future liability (non-recurring) (7.6)                        -
Adjusted operating income (loss) 63.7 $                    73.0 $

Reconciliation of Adjusted EBITDA ($in Millions)
Fiscal Quarter Ended
April 5, 2009 April 6, 2008
Reconciliation of adjusted EBITDA:
Net income (loss) 27.7 $                    45.4 $
Adjustments to reconcile net income (loss) to adjusted
(Income) loss from discontinued operations, net of tax -                         0.3
Provision for income taxes 5.6                         6.8
Interest and other income, net 16.8                       17.7
Depreciation and intangible amortization 34.8                       39.9
EBITDA 84.9 $                    110.1 $
Lease termination costs incurred for store closures
(recurring) 1.1                         0.2
Severance costs   (non-recurring) 1.1                         -
Stock compensation   (recurring) 2.0                         4.2
Game inventory obsolesence adjustment (non-recurring) 16.7                       -
Settlement of future liability (non-recurring) (7.6)                        -
Adjusted EBITDA 98.2 $                    114.5 $

Guidance Reconciliation ($in Millions)
Full Year 2009 Guidance Reconciliation:
Low High
Net income (loss) 40.0 $                    60.0 $
Adjustments to reconcile net income (loss) to adjusted
EBITDA:
Provision for income taxes 24.0                       24.0
Interest and other income, net 99.0                       99.0
Depreciation and intangible amortization 122.0                     122.0
Stock compensation   8.0                         8.0
Other adjusting items 12.0                       12.0
Adjusted EBITDA 305.0 $                 325.0 $
Guidance Range